DELAWARE POOLED® TRUST

Macquarie Large Cap Value Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus and Statement of Additional Information
dated February 26, 2021

On May 26, 2021, the Board of Trustees of Delaware Pooled Trust approved the reorganization (Reorganization) of the Portfolio into and with a substantially similar fund and class of another Delaware Fund as shown in the table below:

Acquired Fund and Class	Acquiring Fund and Class
Macquarie Large Cap Value Portfolio, a series of Delaware Pooled Trust	Delaware Value® Fund, a series of Delaware Group® Equity Funds II
Share Class	Class R6

The Reorganization is subject to the approval of Portfolio shareholders at a special shareholder meeting currently scheduled to be held on Aug. 20, 2021.

No shareholder action is necessary at this time. More detailed information about the Reorganization will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 25, 2021.